LOAN AGREEMENT

---------------- -------------- -------------- ------------ --------- -------------- ----------- -------------- --------------
   Principal        Loan Date      Maturity      Loan No.      Call     Collateral     Account       Officer       Initials
 $1,000,000.00     02-02-2000     06-01-2001       0101         4A0        6100        1049968         610
---------------- -------------- -------------- ------------ --------- -------------- ----------- -------------- --------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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

Borrower: Portland Brewing Company   Lender: Washington Mutual Bank doing
          2730 NW 31st Avenue                business as Western Bank
          Portland, OR  97210                Beaverton Business Banking Center
                                             12655 SW Center Street, Suite 500
                                             Beaverton, OR  97005


THIS LOAN AGREEMENT between Portland Brewing Company ("Borrower") and Washington Mutual Bank doing business as Western Bank ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of February 2, 2000, and shall continue thereafter until all indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

     Account. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

     Account Debtor. The words "Account Debtor" mean the person or entity obligated upon an Account.

     Advance. The word "Advance" means a disbursement of Loan funds under this Agreement.

     Borrower. The word "Borrower" means Portland Brewing Company.

     Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $1,000,000.00; or (b) the sum of (i) 75.000% of the aggregate amount of Eligible Accounts, plus (ii) 50.000% of the aggregate amount of Eligible Inventory.

     Business Day. The words "Business Day" mean a day on which commercial banks are open for business in the State of Oregon.

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

     Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

     Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

     Eligible Accounts. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

          (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

          (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

          (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

          (d) Accounts with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender.

          (e) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

          (f) Accounts which are subject to dispute, counterclaim, or setoff.

          (g) Accounts with respect to which the goods have hot been shipped or delivered, or the services have not been rendered, to the Account Debtor.

          (h) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

          (i) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

          (j) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

          (k) Accounts which have not been paid in full within 60 days from the invoice date. The entire balance of any Account of any single Account debtor will be ineligible whenever the portion of the Account which has not been paid within 60 days from the invoice date is in excess of 10.000% of the total amount outstanding on the Account.

     Eligible Inventory. The words "Eligible Inventory" mean, at any time, all of Borrower's Inventory as defined below except:

          (a) Inventory which is not owned by Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties.

          (b)  Inventory  which  Lender,  in its  sole  discretion,  deems to be
          obsolete,   unsalable,   damaged,  defective,  or  unfit  for  further
          processing.

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     Expiration Date. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

     Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

     Guarantor.  The word "Guarantor" means and includes without limitation each
     and  all  of  the  guarantors,   sureties,  and  accommodation  parties  in
     connection with any Indebtedness.

     Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may

02-02-2000                        LOAN AGREEMENT                          Page 2
Loan No 0101                       (Continued)
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     become  otherwise unenforceable.

     Inventory. The word "Inventory" means all of Borrower's raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrower now has or hereafter acquires any right, whether held by Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of Borrower's custody or possession and all returns on Accounts.

     Lender. The word "Lender" means Washington Mutual Bank doing business as Western Bank, its successors and assigns.

     Line of Credit. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

     Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

     Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets. See Exhibit "A".

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

     Subordinated Debt. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

     Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

     Working Capital. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

     Conditions Precedent to Each Advance. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

          (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

          (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

          (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

          (d) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

          (e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

          (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

          (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

     Making Loan Advances. Advances under the Line of Credit may be requested either orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

     Mandatory Loan Repayments. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

     Loan Account. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts, general intangibles, and Inventory. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

     Perfection of Security Interests. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

02-02-2000                        LOAN AGREEMENT                          Page 3
Loan No 0101                       (Continued)
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     Collateral  Records.  Borrower does now, and at all times hereafter  shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Inventory and records itemizing and describing the kind, type, quality, and quantity of Inventory, Borrower's Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. The following is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's Accounts and Inventory: 2730 NW 31st Avenue, Portland, OR 97210.

     Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and Inventory and Eligible Accounts and Eligible Inventory, in form and substance satisfactory to the Lender. Thereafter and at such frequency as Lender shall require, Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and Eligible Inventory and such other matters and information relating to the Accounts and Inventory as Lender may request.

     Representations and Warranties Concerning Accounts. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

     Representations and Warranties Concerning Inventory. With respect to the Inventory, Borrower represents and warrants to Lender: (a) All Inventory represented by Borrower to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory; (b) All Inventory values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (c) The value of the Inventory will be determined on a consistent accounting basis; (d) Except as agreed to the contrary by Lender in writing, all Eligible Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not be held by others on consignment, sale on approval, or sale or return; (e) Except as reflected in the Inventory schedules delivered to Lender, all Eligible Inventory is now and at all times hereafter will be of good and merchantable quality, free from defects; (f) Eligible Inventory is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent, and, in such event, Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender's name evidencing the storage of Inventory; and (g) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect and examine the Inventory and to check and test the same as to quality, quantity, value, and condition.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization. Borrower is a corporation which is duly organized and validly existing under the laws of the State of Oregon and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower.

     Properties. Except for Permitted Liens, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years. See Exhibit "A".

     Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing or intended to protect human health or the environment ("Environmental Laws"). Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation Environmental Laws. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties, or as a result of a violation of any Environmental Laws. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

     Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral. See Exhibit "A."

     Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns.

     Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     Location of Borrower's Offices and Records. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 2730 NW 31st Avenue, Portland, Oregon 97210. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with

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02-02-2000                        LOAN AGREEMENT                          Page 4
Loan No 0101                       (Continued)
--------------------------------------------------------------------------------

     this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

     Financial Covenants and Ratios. Comply with the following covenants and ratios:

          Other Ratio. Maintain a ratio of Debt Service Coverage, defined as net cash after operations divided by financing costs plus current portion of long term debt plus capital expenditures In excess of 1.00 to 1.00.

     The following provisions shall apply for purposes of determining compliance with the foregoing financial covenants and ratios: the above covenants and ratios will be measured annually. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
     (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions spelled out in those guaranties.


         Guarantors                                           Amounts
         ----------                                           -------
         Robert M. MacTarnahan                                $1,000,000.00
         Charles A. Adams                                     $1,000,000.00
         Charles A. Adams Family Trust                        $1,000,000.00
         MacTarnahan Limited Partnership                      $1,000,000.00
         Harmer Mill & Logging Supply Co. dba Harmer Co.      $1,000,000.00


     Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     Compliance Certificate. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     Additional Assurance. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of

02-02-2000                        LOAN AGREEMENT                          Page 5
Loan No 0101                       (Continued)
--------------------------------------------------------------------------------

     Borrower's accounts, except to Lender.  See Exhibit "A".

     Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (b) cease operations, liquidate, transfer, merge or consolidate with any other entity (unless Borrower is the surviving entity), change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets or (b) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower has with Lender; (b) Borrower becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt.

YEAR 2000. Unless Lender has provided Borrower with a written waiver of the following "Year 2000" provisions, the following provisions shall apply:

Borrower represents, warrants and covenants that it has, or will have by a date that is acceptable to Lender: (i) undertaken a detailed inventory, review, and assessment of all areas within its business and operations that could be adversely affected by the failure of Borrower to be Year 2000 compliant on a timely basis, (ii) developed a detailed plan and timeline and committed adequate resources for becoming Year 2000 compliant on a timely basis, and (iii) implemented that plan in accordance with that timetable in all material respects. Borrower covenants and agrees that Borrower shall from time to time upon Lender's request furnish periodic updates to Lender regarding Borrower's progress on its Year 2000 compliance efforts, and provide copies to Lender of any internal and third-party assessments of Borrower's Year 2000 compliance efforts. Borrower covenants to be and reasonably anticipates that it will be Year 2000 compliant on a timely basis.

Borrower has made (or will make, by a date acceptable to Lender) written inquiry (or, if acceptable to Lender, oral inquiry) of each of its key suppliers, vendors, and customers as to whether such persons will be Year 2000 compliant in all material respects on a timely basis. Based on that inquiry, and to the best of Borrower's knowledge only, Borrower believes that all such persons will be Year 2000 compliant in all material respects on a timely basis. For purposes of this provision, "key suppliers, vendors, and customers" refers to those suppliers, vendors, and customers of Borrower whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of Borrower, or Borrower's ability to repay the indebtedness evidenced by this Agreement.

"Year 2000 compliant" means, with regard to any entity, that all software, embedded microchips, and other processing capabilities utilized by, and material to the business operations or financial condition of, such entity are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates in and after the Year 2000.

It shall be an event of default under this Note if (x) any of Borrower's representations and warranties regarding Year 2000 shall cease to be true (whether or not true when made) and, as a result, Lender reasonably believes that Borrower's financial condition or its ability to pay its debts as they become due will thereby be materially impaired, (y) Borrower fails to comply with any of its Year 2000 covenants, or (z) Borrower fails to be Year 2000 compliant in any material respect on a timely basis.

GUARANTOR'S SUBMISSION OF FINANCIAL STATEMENTS AND TAX RETURNS. Borrower agrees that, while this Agreement is in effect, Guarantor will furnish to Lender the following: (1) As soon as available, but in no event later than 120 days after the end of each year, Guarantor's individual financial statement for such yearly period, prepared and certified as correct to the best knowledge and belief by Guarantor. (2) Promptly after the filing thereof and in any event within 30 days after the filing thereof, a copy of Guarantor's filed federal and state tax returns together with all supplemental schedules to include K-1's.

SUBMISSION OF FINANCIAL STATEMENTS AND TAX RETURNS FOR CHARLES A. ADAMS FAMILY TRUST, MACTARNAHAN LIMITED PARTNERSHIP, HARMER MILL & LOGGING SUPPLY CO. DBA HARMER CO. Borrower agrees that, while this Agreement is in effect, Guarantor will furnish to Lender the following: (1) As soon as available, but in no event later than 120 days after the end of each year, Guarantor's balance sheet and profit and loss statement for such yearly period, compiled by a certified public accountant acceptable to Lender. (2) Promptly after the filing thereof and in any event within 30 days after the filing thereof, a copy of Guarantor's filed federal and state tax returns together with all supplemental schedules to include K-1's.

AGING AND LISTING OF ACOUNTS RECEIVABLE AND PAYABLE. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall deliver to Lender within thirty (30) days after the end of each month, a detailed aging of Borrower's accounts and contracts receivable and accounts payable as of the last day of the month, together with an explanation of any adjustments made at the end of that month, all in a form acceptable to Lender.

COLLATERAL SCHEDULE. Unless waived in writing by Lender, Borrower agrees to provide Lender with a Collateral Schedule within Ten (10) days after the end of each month. Each "Collateral Schedule" shall be in form acceptable to Lender, duly executed by Borrower and detailing the status of the Line of Credit as of the date thereon.

SUBMISSION OF BORROWER'S FINANICAL STATEMENTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will furnish Lender with, as soon as available, but in no event later than one hundred twenty
(120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and company-prepared statements within 60 days of year end. Borrower will also furnish Lender with, as soon as available, but in no event later than thirty (30) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer of other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

RIGHT OF SETOFF.  See Exhibit "A".

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

     Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness

02-02-2000                        LOAN AGREEMENT                          Page 6
Loan No 0101                       (Continued)
--------------------------------------------------------------------------------

     of the claim which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

     See Exhibit "A".

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Oregon. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Washington County, the State of Oregon. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     Costs and Expenses. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Subsidiaries and Affiliates of Borrower. Under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

     Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENT MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

02-02-2000                        LOAN AGREEMENT                          Page 7
Loan No 0101                       (Continued)
--------------------------------------------------------------------------------

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREMENT IS DATED AS OF FEBRUARY 2, 2000.

BORROWER:

Portland Brewing Company


By: /s/ C.A. Adams
    -------------------------------
    Charles A. Adams, President/CEO

LENDER:

Washington Mutual Bank doing business as Western Bank


By: /s/ Jerry Boehm
    -------------------------------
    Authorized Officer

                                   EXHIBIT "A"

         This Exhibit is attached to and by this reference is made a part of each Loan Agreement dated February 2, 2000, and executed in connection with a loan or other financial accommodations between Washington Mutual Bank doing business as Western Bank and Portland Brewing Company.

RIGHT OF SETOFF. Lender shall not have a security Interest in, nor shall Lender set off against amounts due hereunder, the sums in any account of Borrower maintained with Lender.

DEFAULT. Notwithstanding the foregoing, Borrower will not be in default as provided above unless and until (a) Lender gives to Borrower written notice of the alleged default specifying that the default be cured within the time allowed by this Promissory Note, and (b) Borrower fails to cure the alleged default within such time period. With respect to a failure to make a payment hereunder, the amount of time allowed to cure the default shall be ten days following such written notice from Lender. With respect to any other default, the amount of time allowed for cure shall be 30 days following written notice of default; however, in the event a default reasonably requires more than 30 days for cure, Borrower shall not be deemed in default so long as Borrower commences cure within such 30-day period and thereafter diligently pursues cure to completion.

ADDITIONAL SECURED PARTY: As previously disclosed to Lender, MacTarnahan Limited Partnership holds a security interest in certain assets of Borrower, including, but not limited to, a junior security interest in accounts receivable and inventory. The security interest of MacTarnahan Limited Partnership, and any assignment of that security interest, is a "Permitted Lien" and shall not be a default under this Loan Agreement.